UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

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☒	Definitive Information Statement

CARLYLE GAMING &
ENTERTAINMENT LTD.

(Name of Registrant As Specified In Charter)

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CARLYLE GAMING & ENTERTAINMENT LTD.

501 Fifth Avenue

New York, NY 10017

(212) 682-7888

July 6, 2012

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of Carlyle Gaming & Entertainment Ltd.:

The purpose of this letter is to inform you that on July 6, 2012 the Board of Directors of Carlyle Gaming & Entertainment Ltd., a Colorado corporation (the “Company”) and the holders of a majority of the Company’s voting capital stock, by written consent in lieu of a meeting, approved (i) a Plan of Conversion, pursuant to which the Company will convert from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”), and such approval includes the adoption of the Certificate of Incorporation (the “Delaware Certificate”) and the Bylaws (the “Delaware Bylaws”) for the Company under the laws of the State of Delaware, each to become effective concurrently with the effectiveness of the Reincorporation and (ii) an increase in the authorized shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to five hundred million (500,000,000) shares of Common Stock (the “Authorized Share Increase”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The accompanying Information Statement, which we urge you to read carefully, describes the Reincorporation, including the adoption of the Delaware Certificate and Delaware Bylaws and the Authorized Share Increase (collectively, the “Corporate Actions”) in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF CAPITAL STOCK OF THE COMPANY, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION ENTITLED “DISSENTERS’ RIGHTS” IN THE ACCOMPANYING INFORMATION STATEMENT AND APPENDIX E ATTACHED THERETO, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Sandy J.Masselli, Jr
Name: Sandy Masselli, Jr
Title: Chief Executive Officer

CARLYLE GAMING & ENTERTAINMENT LTD.

501 Fifth Avenue

New York, NY 10017

(212) 682-7888

________________________________________

INFORMATION STATEMENT

________________________________________

July 6, 2012

________________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Introduction

This Information Statement is being furnished by Carlyle Gaming & Entertainment Ltd., a Colorado corporation (the “Company”, “we”, or “us”), to inform you that on July 6, 2012, the Company’s Board of Directors (the “Board”), and stockholders holding an aggregate of 41,093,601 shares of common stock representing a majority of the Company’s voting capital stock (the “Majority Stockholders”), acting by written consent in lieu of a meeting, approved (i) a Plan of Conversion, in substantially the form attached to this Information Statement as Appendix A (the “Plan of Conversion”), pursuant to which the Company will convert from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”), an such approval includes the adoption of the Certificate of Incorporation (the “Delaware Certificate”) and the Bylaws (the “Delaware Bylaws”) for the Company under the laws of the State of Delaware, each to become effective concurrently with the effectiveness of the Reincorporation and (ii) an increase in the authorized shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to five hundred million (500,000,000) shares of Common Stock (the “Authorized Share Increase”). The foregoing actions taken by the Majority Stockholders and the Board are referred to collectively herein as the “Corporate Actions.”

Colorado law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. Colorado law, however, requires that in the event an action is approved by written consent, a Company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will mail the Notice to the Stockholders on or about July 6, 2012. We expect that the Corporate Actions will be effective on or about July 16, 2012, the date that is at least 20 calendar days after this Information Statement is first sent to our stockholders.

Common Stock

On July 6, 2012, there were 41,093,601 shares of our Common Stock issued and outstanding, of which approximately 78.7%, or 32,348,021 shares, were held by the Majority Stockholders. Each share of Common Stock is entitled to one vote. No other classes of stock of the Company are issued and outstanding.

The following table sets forth the names of the Majority Stockholders, the number of shares of Common Stock held by each of the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Corporate Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of shares of Common Stock held	Number of votes held by such Majority Stockholder	Number of votes that voted in favor of the Corporate Actions	Percentage of the voting equity that voted in favor of the Corporate Actions
Sandy J. Masselli, Jr.(1)	5,876,385	5,876,385	5,876,385	14.3%
Alexander Kennedy (2)	2,054,680	2,054,680	2,054,680	5.0%
Pat Cicalese (3)	2,226,668	2,226,668	2,226,668	5.4%
Joseph L.Picco, Jr. (4)	2,054,680	2,054,680	2,054,680	5.0%
Domenic Filigno (4)	2,054,680	2,054,680	2,054,680	5.0%
Intercapital Management Ltd.(5)	18,081,000	18,081,000	18,081,000	44.0%

* Based on 41,093,601 shares of the Registrant’s common stock outstanding as of July 6, 2012.

(1)	Mr. Masselli is our Chief Executive Officer & Chairman of the Board.
(2)	Mr. Kennedy is our Chief Financial Officer.
(3)	Mr. Cicalese is Vice President of Operations.
(4)	Such individual is a member of the Board of Directors.
(5)	Includes shares held, directly or indirectly, by Intercapital Management Ltd, Mr. Masselli’s family and trusts, with respect to which Mr. Masselli is in a position to exercise voting and investment power.

ACTIONS TO BE TAKEN

The following actions were approved by written consent of the Majority Stockholders based upon the unanimous recommendation of the Board:

ACTION 1

REINCORPORATION IN DELAWARE

BACKGROUND AND PURPOSE OF REINCORPORATION

The following discussion summarizes certain aspects of the Reincorporation, which the Company anticipates will be effective on or before July 16, 2012. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan of Conversion, the Delaware Certificate, and the Delaware Bylaws, each in substantially the form attached to this Information Statement as Appendix A, Appendix B, and Appendix C, respectively.

Overview

On July 6, 2012, the Board unanimously approved and, by written consent, the Majority Stockholders approved, the Plan of Conversion, pursuant to which the Company will effect the Reincorporation, in compliance with the Delaware General Corporation Law (the “DGCL”) and the Colorado Business Corporation Act (the “CBCA”).

Reasons for the Reincorporation Under Delaware Law

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The Board believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Colorado law, and will help the Company attract and retain its directors and officers as well as enhance access to capital. The Board also believes Delaware’s corporate laws are generally more established, highly developed and more predictable than Colorado’s corporate laws, and better suited than Colorado law to protect stockholders’ interests in the event of an unsolicited takeover attempt. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. In addition, the specialization and experience of the Delaware Chancery Court with corporate legal matters enables it to issue decisions more promptly and with more predictable results than courts of other states, which facilitates effective corporate decision-making. For these reasons, each of which is described more fully below, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.

Predictability, Flexibility and Responsiveness of Delaware Law. The DGCL is generally acknowledged to be the most advanced and flexible corporate law in the country. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate law continues to be responsive to the changing needs of businesses. Delaware’s well-established body of case law construing Delaware law has evolved over the last century and provides businesses with a greater predictability than most, if not all, other jurisdictions provide.

In addition, Delaware has established a special court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, with a relatively high level of experience, sophistication and understanding. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

The Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas of law not yet considered by Colorado courts. Because the U.S. judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of corporate law, which the Board believes will offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Enhanced Ability to Attract and Retain Directors. The Board believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The majority of public corporations are domiciled in Delaware. Many board candidates already are familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

Enhanced Anti-Takeover Protection. While the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than Colorado law to protect stockholders’ interests in the event of an unsolicited takeover attempt. Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts.

Enhanced Access to Capital. In the opinion of the Board, underwriters and other securities professionals may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Securities professionals are also more willing to assist Delaware corporations in capital raising programs due, in part, to the fact that such professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even when the corporate laws of such jurisdictions are comparable to those of Delaware. Similarly, investors, particularly those outside of the United States, will recognize Delaware law as a “standard” domicile for the corporation, and may therefore be more likely to invest in the Company’s securities. Corporations domiciled in Delaware also tend to enjoy a greater following among institutional holders for this same reason.

The Plan of Conversion

The Company intends to effect the Reincorporation pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the rights, privileges, powers, properties and debts of the Company unaffected.

Pursuant to the Plan of Conversion, the Company will effect the Reincorporation by filing a Certificate of Conversion (the “Certificate of Conversion”) and the Delaware Certificate with the Delaware Secretary of State and by filing a Statement of Conversion (the “Statement of Conversion”) with the Colorado Secretary of State. The Company expects to file these documents with the Delaware Secretary of State and the Colorado Secretary of State, as applicable, on or before July 16, 2012.

Adoption of Delaware Certificate of Incorporation and Bylaws

Pursuant to the Plan of Conversion and in connection with the Reincorporation, the Board and the Majority Stockholders adopted the Delaware Certificate, in substantially the form attached to this Information Statement as Appendix B, and the Delaware Bylaws, in substantially the form attached to this Information Statement as Appendix C, each to become effective concurrently with the effectiveness of the Reincorporation. At the time they become effective, the Delaware Certificate will supersede the Company’s current Articles of Incorporation (“Colorado Articles”), and the Delaware Bylaws will supersede the Company’s current Bylaws (“Colorado Bylaws”). The Delaware Certificate and the Delaware Bylaws were adopted in order to reflect the reincorporation of the Company in the State of Delaware and to implement provisions deemed by the Board to be in the best interests of the Company and its stockholders.

Principal Features of the Reincorporation

At the effective time of the Reincorporation, as provided by the Plan of Conversion:

•	the Company will cease to exist under Colorado law and exist solely as a Delaware corporation;

•	the Delaware Certificate and Delaware Bylaws will become the Certificate of Incorporation and Bylaws of the Company; and

•	all of the rights, privileges, powers, property and debts of the Company shall remain the property of the Company.

The Reincorporation will not alter any percentage ownership interest in, or number of shares of common stock of, the Company by any securityholder of the Company.

Effective Time of the Reincorporation

The Plan of Conversion and the Reincorporation are expected to become effective on or about July 16, 2012, upon filing of the Certificate of Conversion, Delaware Certificate and Statement of Conversion (the “Effective Time”). At the Effective Time, the Company will be deemed for all purposes of the laws of the State of Delaware and the laws of the State of Colorado to be the same entity as of immediately prior to the Reincorporation, and will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL.

No Change in Business, Management or Board Members

The Reincorporation will not (i) result in any change in the Company’s business, management, employees, fiscal year, assets, liabilities or federal tax identification number, (ii) cause the principal executive offices or other facilities of the Company to be moved or (iii) result in any relocation of management or other employees. The mailing address of the principal offices and the telephone number will be the same as the Company’s current address and telephone number, 501 Fifth Avenue, New York, NY 10017, (212) 682-7888.

The individuals serving as directors of the Company as of immediately prior to the Reincorporation will be the directors as of immediately following the Reincorporation, and will continue to serve for the term of their respective elections. The individuals serving as executive officers of the Company as of immediately prior to the Reincorporation will continue to serve as executive officers as of immediately following the Reincorporation, without a change in their title or responsibilities.

DISSENTERS’ RIGHTS

Stockholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of the conversion of such corporation to a corporation existing under the laws of another jurisdiction, and obtain a payment in the amount of the fair value of their shares. Pursuant to Section 7-113-102 of the CBCA, stockholders of the Company who did not execute a written consent approving the Reincorporation and who give the required notice are entitled to dissent and obtain payment of the fair value of their shares of Common Stock upon the effectiveness of the Reincorporation. The material requirements for a stockholder to properly exercise his, her or its rights are summarized below.

FAILURE TO FOLLOW THE STEPS REQUIRED BY ARTICLE 113 OF THE CBCA (“ARTICLE 113”) FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF ARTICLE 113 OF THE CBCA, YOU SHOULD CONSULT YOUR LEGAL ADVISOR PRIOR TO EXERCISING YOUR DISSENTERS’ RIGHTS THEREUNDER.

Under Section 7-113-203 of the CBCA, no later than 10 days after the effective date of the corporate action creating dissenters’ rights, the Company is required to give a written dissenters’ notice, setting forth the information in the following paragraph and a copy of Article 113, to all stockholders entitled to demand payment for their shares under Article 113. This Information Statement, which includes a copy of Article 113, attached hereto as Appendix D, constitutes the mailing of such notice.

The Reincorporation was approved by the Board and the Majority Stockholders on July 6, 2012. The Reincorporation is expected to become effective on or about July 16, 2012. A stockholder who wishes to obtain payment for such stockholder’s shares of Common Stock (such stockholder, a “Dissenting Stockholder”) must demand payment by (i) submitting the payment demand form attached to this Information Statement as Appendix E (the “Payment Demand Form”), or by stating such demand in another writing (each of the foregoing, a “Payment Demand”), and (ii) depositing such stockholder’s certificate(s) for certificated shares with the Company at the address set forth on Appendix E. A record holder can assert its right to dissent as to fewer than all of the shares held of record only if the record holder dissents with respect to all shares beneficially owned by any one person and the notice of intent to demand payment from the record owner includes the specified information about the beneficial owner. If you own your shares through a broker, you will have to follow the alternative procedure (set forth in Section 7-113-103 of the CBCA) for asserting your right to dissent. The Company must receive Payment Demands and certificates for certificated shares no later than July 30, 2012. A stockholder who does not provide a Payment Demand in accordance with Section 7-113-204 of the CBCA (“Section 7-113-204”) by such date will not be entitled to payment for such stockholder’s shares of Common Stock as provided in the CBCA. If you are a Majority Stockholder that consented to the Reincorporation you are not entitled to dissenters’ rights and may not submit a Payment Demand. Upon receipt of a demand for payment from a Dissenting Stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing such Dissenting Stockholder’s shares, of Common Stock, such Dissenting Stockholder will be prohibited from transferring any such shares for which such Dissenting Stockholder is demanding payment. A Dissenting Stockholder demanding payment in accordance with Section 7-113-204 shall retain all rights of a stockholder, except the right to transfer shares, until the effective date of the Reincorporation.

Pursuant to Sections 7-113-206 and 7-113-207 of the CBCA, upon the effective date of the Reincorporation or upon receipt of a payment demand, whichever is later, we must pay each Dissenting Stockholder who complied with Section 7-113-204 the amount that we estimate to be the fair market value of the shares, plus accrued interest. The payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the Dissenting Stockholder’s right to demand payment under Section 7-113-209 of the CBCA (“Section 7-113-209”); and (v) a copy of Article 113.

Section 7-113-208 of the CBCA (“Section 7-113-208”) permits us to require each Dissenting Stockholder to certify in writing, or in the Dissenting Stockholder’s payment demand, whether or not the Dissenting Stockholder acquired beneficial ownership of such stockholder’s shares of Common Stock before the date of the first announcement to the news media or to the stockholders. The Payment Demand Form provides for such certification and any Dissenting Stockholder who chooses not to use the Payment Demand Form shall certify in such stockholders Payment Demand whether such stockholder acquired beneficial ownership of such stockholder’s shares of Common Stock before July 6, 2012, the date of the first announcement to the news media or to the Company’s stockholders of the terms of the Reincorporation. If any Dissenting Stockholder does not so certify in writing, we may offer to make a payment, in lieu of payment under Section 7-113-206 of the CBCA (“Section 7-113-206”), if the Dissenting Stockholder agrees to accept such payment in full satisfaction of the demand for payment.

A Dissenting Stockholder may give written notice to us, within 30 days after we make or offer payment for the Dissenting Stockholder’s shares of Common Stock, of the Dissenting Stockholder’s estimate of the fair value of such shares and of the amount of interest due and may demand payment of such estimate, or reject our offer under Section 7-113-208 and demand payment of the fair value of the shares and interest due if: (i) the Dissenting Stockholder believes that the amount paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of such dissenting stockholder’s shares of Common Stock or that the interest due was incorrectly calculated; (ii) we fail to make a payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207 of the CBCA.

Stockholders who do not give the required notice waive the right to demand payment under Section 7-113-209. If a demand for payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the payment demand, petition the court to determine the fair value of the shares of Common Stock and accrued interest. All Dissenting Stockholders whose demands remain unsettled would be made a party to such a proceeding. Each Dissenting Stockholder is entitled to judgment for the amount the court finds to be the fair value of the shares of Common Stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the Dissenting Stockholders acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the Dissenting Stockholders. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the Dissenting Stockholders. If we do not commence a proceeding within the 60-day period, we must pay each Dissenting Stockholder whose demand remains unsettled the amount demanded.

The foregoing summary of the provisions of Article 113 is not intended to be a complete statement of the law pertaining to dissenters’ rights under Article 113, which is attached to this Information Statement as Appendix D.

ACTION 2

INCREASE IN AUTHORIZED SHARES

The additional shares of Common Stock could be used for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although there are no immediate plans to do so. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business.

The increase in the authorized number of shares of Common Stock and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of the additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of authorized shares of Common stock be used as a type of antitakeover device. Any additional Common Stock, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the close of business on July 6, 2012, the total number of shares owned beneficially by the Company’s directors, executive officers and key employees, and any person (including any group) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities.  Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated.

	Name and Address	Amount and Nature
Title of Class	of Beneficial Owner (1)	of Beneficial Ownership	Percent of class*
Common Stock	Sandy J. Masselli, Jr. (2)	5,876,385	14.3%
Common Stock	Alexander Kennedy (3)	2,054,680	5.0%
Common Stock	Pat Cicalese (4)	2,226,668	5.4%
Common Stock	Joseph LPicco, Jr. (5)	2,054,680	5.0%
Common Stock	Domenic Filigno (5)	2,054,680	5.0%
Common Stock	Intercapital Management Ltd.	18,081,000	44.0%
Common Stock	ABS Holdings Limited	6,000,000	14.6%

Common Stock	Officers and Directors as a group (5 persons) (6)	32,348,093	78.7%

* Based on 41,093,601 shares of the Registrant’s common stock outstanding as of July 6, 2012.

(1)	Unless otherwise noted, the business address of each member of our Board of Directors is c/o CARLYLE GAMING & ENTERTAINMENT LTD., 501 Fifth Avenue, New York, NY 10017.
(2)	Mr. Masselli is our Chief Executive Officer & Chairman of the Board.
(3)	Mr. Kennedy is our Chief Financial Officer.
(4)	Mr. Cicalese is Vice President of Operations.
(5)	Such individual is a member of the Board of Directors.
(6)	Includes 18,081,000 shares of Common Stock held by Intercapital Management Ltd., with respect to which Mr. Masselli is in a position to exercise voting and investment power.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2011;

(2)	Quarterly Report on Form 10-Q for the three months ended September 30, 2011;

(3)	Quarterly Report on Form 10-Q for the three months ended June 30, 2011; and

(4)	Quarterly Report on Form 10-Q for the three months ended March 31, 2012

You may request a copy of these filings, at no cost, by writing Carlyle Gaming & Entertainment Ltd. at 501 Fifth Avenue New York, NY 10017 or (212) 682-7888. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

INDEX OF APPENDICES

Appendix A:	Plan of Conversion

Appendix B:	Delaware Certificate

Appendix C:	Delaware Bylaws

Appendix D:	Article 113 of the Colorado Business Corporation Act Concerning Dissenters’ Rights

Appendix E:	Payment Demand Form

Appendix A

PLAN OF CONVERSION OF

Carlyle Gaming & Entertainment Ltd., a Colorado corporation,

INTO

 Carlyle Gaming & Entertainment Ltd., a Delaware corporation

This PLAN OF CONVERSION (this “Plan”), dated as of July 6, 2012, is hereby adopted by Carlyle Gaming & Entertainment Ltd., a Colorado corporation (“CGE-Colorado”), in order to set forth the terms, conditions and procedures governing the conversion of CGE-Colorado into a Delaware corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act (as amended, the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the “CCAA”) and Section 265 of the Delaware General Corporation Law (as amended, the “DGCL”).

WHEREAS, CGE-Colorado’s Board of Directors has approved the Conversion (as defined below) and submitted this Plan to the shareholders of CGE-Colorado for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, CGE-Colorado does hereby adopt this Plan to effectuate the conversion of CGE-Colorado into a Delaware corporation as follows:

1. Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Sections 103 and 265 of the DGCL, CGE-Colorado shall convert (referred to herein as the “Conversion”) into a Delaware corporation named “Carlyle Gaming & Entertainment Ltd.” (referred to herein as “CGE-Delaware”) at the Effective Time (as defined in Section 3 below). CGE-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of CGE-Delaware shall be deemed to have commenced on the date CGE-Colorado commenced its existence in Colorado.

2. Effect of Conversion. Following the Conversion, CGE-Delaware shall, for all purposes of the laws of the State of Delaware and Colorado, be deemed to be the same entity as CGE-Colorado. Upon the Effective Time, all of the rights, privileges and powers of CGE-Colorado, and all property, real, personal and mixed, and all debts due to CGE-Colorado, as well as all other things and causes of action belonging to CGE-Colorado, shall remain vested in CGE-Delaware and shall be the property of CGE-Delaware and the title to any real property vested by deed or otherwise in CGE-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of CGE-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of CGE-Colorado shall remain attached to CGE-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of CGE-Colorado, as well as the debts, liabilities and duties of CGE-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to CGE-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of CGE-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. CGE-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of CGE-Colorado and shall constitute a continuation of the existence of CGE-Colorado in the form of a Delaware corporation. CGE-Delaware is the same entity as CGE-Colorado.

3. Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 14 hereof, the Conversion shall be effected as soon as practicable after the shareholders of CGE-Colorado have approved this Plan and the shareholders of CGE-Colorado whose consent of the Conversion was not solicited by CGE-Colorado have received notice of such approval in accordance with applicable law. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion meeting the requirements of Sections 103 and 265 of the DGCL, and (ii) a duly executed Certificate of Incorporation of CGE-Delaware in the form specified below (the “Effective Time”).

4. Governance and Other Matters Related to CGE-Delaware.

(a) Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of CGE-Delaware shall be as set forth in EXHIBIT A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b) Bylaws. At the Effective Time, the Bylaws of CGE-Delaware shall be as set forth in EXHIBIT B attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of CGE-Delaware. Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of CGE-Delaware as provided in the Bylaws and, as applicable, the Certificate of Incorporation.

(c) Directors and Officers. The members of the Board of Directors and the officers of CGE-Colorado immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of CGE-Delaware, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, CGE-Delaware and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5. Effect of the Conversion on the Common Stock of CGE-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of CGE-Colorado, CGE-Delaware or any shareholder or stockholder thereof, respectively, each share of common stock, no par value per share, of CGE-Colorado (the “CGE-Colorado Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of CGE-Delaware (the “CGE-Delaware Common Stock”). CGE-Delaware shall not issue fractional shares with respect to the Conversion. Any fractional share of CGE-Delaware Common Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all CGE-Colorado Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of CGE-Colorado Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of CGE-Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of CGE-Delaware Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of CGE-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to CGE-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of CGE-Delaware evidenced by such outstanding certificate as provided above.

7. Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which CGE-Colorado is then a party shall be automatically assumed by, and continue to be the plan of, CGE-Delaware, without further action by CGE-Colorado or CGE-Delaware or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, CGE-Colorado Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the CGE-Delaware Common Stock.

8. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, CGE-Delaware shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Delaware corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of CGE-Colorado which was titled or registered in the name of CGE-Colorado shall be re-titled or re-registered, as applicable, in the name of CGE-Delaware by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

9. Further Assurances. If, at any time after the Effective Time, CGE-Delaware shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in CGE-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of CGE-Colorado, or to otherwise carry out the purposes of this Plan, CGE-Delaware and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of CGE-Colorado, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of CGE-Colorado, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in CGE-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of CGE-Colorado, or to otherwise carry out the purposes of this Plan and the Conversion.

10. Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of CGE-Colorado and, upon the Effective Time, by the Board of Directors of CGE-Delaware, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of CGE-Colorado or CGE-Delaware, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

11. Amendment. This Plan may be amended or modified by the Board of Directors of CGE-Colorado at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of CGE-Colorado shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of CGE-Colorado.

12. Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of CGE-Colorado, notwithstanding the approval of this Plan by the shareholders of CGE-Colorado, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of CGE-Colorado, such action would be in the best interest of CGE-Colorado and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of CGE-Colorado or its Board of Directors or shareholders with respect thereto.

13. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

14. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Signature page follows]

IN WITNESS WHEREOF, Carlyle Gaming & Entertainment Ltd., a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first written above.

CARLYLE GAMING & ENTERTAINMENT LTD.

By:	/s/ Sandy J.Masselli, Jr
Name:	Sandy Masselli, Jr
Title:	Chief Executive Officer

Appendix B

CERTIFICATE OF INCORPORATION

OF

CARLYLE GAMING & ENTERTAINMENT, LTD.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), do submit this certificate of incorporation (the “Certificate of Incorporation”) and certify as follows:

1.          The name of the corporation is Carlyle Gaming & Entertainment, Ltd. (the “Corporation”).

2.          The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, DE 19801. The name of the registered agent of the Corporation at such address is C T Corporation System.

3.          The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4.          The total number of shares of common stock which the Corporation is authorized to issue is five hundred million (500,000,000) shares at par value of $0.001 per share and shall be voting stock which may be issued in alphanumerical series or classes at the discretion of the board of directors; and fifty million (50,000,000) shares of preferred stock at a par value of $0.001 and shall be voting stock which may be issued at the discretion of the board of directors in alphanumerical series or classes with the rights and preferences designated at the time of issue by the board of directors.

5.          The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

6.          The name and mailing address of the incorporator of the Corporation is:

Name	Address

Sandy J. Masselli, Jr., Chairman & CEO	Intercapital Management Ltd., 501 Fifth Avenue, New York, NY 10017

7.          To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph seven shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

8.          In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the By-laws or adopt new By-laws without any action on the part of the stockholders; provided that any By-law adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

9.          The Corporation shall have the right, from time to time, to amend this Certificate of Incorporation or any provision hereof in accordance with the applicable sections of the DGCL, subject to any express provisions or restrictions contained in this Certificate of Incorporation, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate of Incorporation or any amendment thereof are conferred subject to such right.

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I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this _____th day of July, A.D. 2012.

Incorporator

By
Name: Sandy J. Masselli, Jr.

Appendix C

BY-LAWS

OF

CARLYLE GAMING & ENTERTAINMENT LTD.

ii

iii

BY-LAWS

OF

CARLYLE GAMING & ENTERTAINMENT LTD.

Incorporated under the General Corporation Law of the State of Delaware

ARTICLE 1 OFFICES AND RECORDS

Section 1.1           Delaware Office.

The registered agent and the address of the registered office of Carlyle Gaming & Entertainment Ltd. (the “Corporation”) in the State of Delaware shall be C T Corporation System located at 1209 Orange Street, Wilmington, DE 19801.

Section 1.2           Other Offices.

The Corporation may have such other offices, either within or without the State of Delaware, as the board of directors of the Company (the “Board of Directors” or “Board”) may from time to time designate or as the business of the Corporation may from time to time require.

Section 1.3           Books and Records.

The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE 2 STOCKHOLDERS

Section 2.1           Annual Meeting.

If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time and shall be stated in the notice of the meeting. Any other business properly brought before the annual meeting may be transacted at the annual meeting.

Section 2.2           Special Meeting.

Special meetings of stockholders for any purpose or purposes may be called at any time by resolution of the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.3           Place of Meeting.

The Board of Directors may designate the place of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but shall be held solely by means of remote communication, subject to such guidelines and procedures as the Board of Directors may adopt, as permitted by applicable law.

Section 2.4           Notice of Meeting.

Written or printed notice, stating the place, if any, date and hour of a meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder's address as it appears on the books of the Corporation.

Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to this Section 2.4 shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation and shall also be deemed revoked if: (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these By-laws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder.

For purposes of these By-laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

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Section 2.5           Adjournments.

Any meeting of stockholders, annual or special, may be adjourned solely by the chair of the meeting from time to time to reconvene at the same or some other time, date and place. The stockholders present at a meeting shall not have authority to adjourn the meeting. Notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken. If the time, date and place of the adjourned meeting are not announced at the meeting at which the adjournment is taken, then the Secretary of the Corporation shall give written notice of the time, date and place of the adjourned meeting not less than ten (10) days prior to the date of the adjourned meeting.

At an adjourned meeting at which a quorum is present, the stockholders may transact any business, which might have been transacted at the original meeting. Once a share is represented for any purpose at a meeting, it shall be present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. A new record date must be set if the meeting is adjourned in a single adjournment to a date more than one hundred twenty (120) days after the original date fixed for the meeting. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting consistent with the new record date.

Section 2.6           Quorum.

Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present or represented by proxy may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.5 of these By-laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

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Section 2.7           Voting and Proxies.

(A)         General. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the Certificate of Incorporation, these By-laws, the rules or regulations of any stock exchange or quotation system applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

(B)         Participation and Voting By Means of Remote Communication. If authorized by the Board of Directors in accordance with these By-laws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.8           Notice of Stockholder Business and Nominations.

(A)         Annual Meetings of Stockholders.

(1)      Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 2.8 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.8.

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(2)      For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 2.8, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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(3)      Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.8 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.8 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(B)         Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors, or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.8 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.8. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 2.8 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(B)         General.

(1)      Only such persons who are nominated in accordance with the procedures set forth in this Section 2.8 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.8. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.8 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section 2.8) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.8, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.8, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2)      For purposes of this Section 2.8, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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(3)      Notwithstanding the foregoing provisions of this Section 2.8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.8. Nothing in this Section 2.8 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.9           Organization.

Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.10         Inspectors of Elections, Conduct of Meetings.

(A)         Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.

(B)         Duties. The inspectors shall (i) ascertain the number of shares of stock outstanding and the voting power of each, (ii) determine the number of shares of stock present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties. No person who is a candidate for an office at an election may serve as an inspector at such election.

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(C)         Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.11         Fixing Date of Determination of Stockholders of Record.

(A)         Fixing the Record Date. In order that the Corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than sixty (60) nor less than ten (10) days before the date of such meeting; and (2) in the case of any other action, shall be not more than sixty (60) days before such action.

(B)         If Record Date is Not Fixed. If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C)         Adjourned Meetings. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

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Section 2.12         List of Stockholders Entitled to Vote.

The Secretary shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall also be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.13         Postponement and Cancellation of Meeting.

Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders called by the Board of Directors may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

Section 2.14         Action by Written Consent.

(A)         Record Date. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board or as otherwise established under this Section. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation, request that a record date be fixed for such purpose. The Board may fix a record date for such purpose which shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board and shall not precede the date such resolution is adopted. If the Board fails within ten (10) days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Sub-section (B) below unless prior action by the Board is required under the General Corporation Law of Delaware, in which event the record date shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(B)         Procedures.     Every written consent purporting to take or authorizing the taking of corporate action and/or related revocations (each such written consent and related revocation is referred to in this Section 2.14 as a “Consent”) shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated Consent delivered in the manner required by this Sub-section (B), Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.

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A Consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

In the event of the delivery to the Corporation of a Consent, the Secretary of the Corporation shall provide for the safe-keeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by shareholder consent as he deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board, the Secretary of the Corporation shall promptly designate two persons, who shall not be members of the Board, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary of the Corporation under this Sub-section (B). If after such investigation the Secretary or the Inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Sub-section (B), the Secretary or the Inspectors (as the case may be) may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

ARTICLE 3 BOARD OF DIRECTORS

Section 3.1           General Powers.

The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities expressly conferred upon it by these By-laws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as it may deem proper for the conduct of its meetings and the management of the Corporation, except such powers and acts required by law or by the Certificate of Incorporation or by these By-laws to be exercised by the stockholders.

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Section 3.2           Number; Term of Office.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, the total number of directors that shall constitute the entire Board of Directors of the Corporation shall not be less than four (4) nor more than six (6), the number from time to time fixed exclusively pursuant to a resolution adopted by a majority of the entire Board of Directors. Directors of the Corporation need not be stockholders. Each director shall hold office until a successor is duly elected and qualified or until the director's earlier death, resignation, disqualification or removal.

Section 3.3           Organization.

Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.4           Regular Meetings.

Regular meetings of the Board of Directors may be held, without other notice than this By-law, at such times and at such places as may be determined from time to time by resolution of the Board of Directors or its chairman.

Section 3.5           Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman, the Chief Executive Officer, the President or by two or more directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

Section 3.6           Notice.

Notice of each special meeting of the Board of Directors shall be given by the Secretary. Notice of each such meeting shall state the date, time and place of the meeting, and shall be delivered to each director either personally or by telegram, telecopier, telephone, or other means of electronic transmission, at least twenty-four (24) hours before the time at which such meeting is to be held or mailed by first-class mail, postage prepaid, addressed to the director at his residence or usual place of business, at least five (5) days before the day on which such meeting is to be held. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these By-laws as provided under Article 9 hereof. A meeting may be held at any time without notice if all of the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

Section 3.7           Quorum.

A whole number of directors equal to at least a majority of the whole Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. Except in cases in which the Certificate of Incorporation, these By-laws or applicable law otherwise provides, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

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Section 3.8           Vacancies.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, and unless otherwise provided by law or the Certificate of Incorporation, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been elected expires and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal from office. No decrease in the number of authorized directors constituting the whole Board shall shorten the term of any incumbent director.

Section 3.9           Committees.

The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article 3 of these By-laws.

Section 3.10         Resignation and Removal.

Any director of the Corporation may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of the outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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Section 3.11         Telephonic Meetings.

Members of the Board of Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.11 shall constitute presence in person at such meeting.

Section 3.12         Action by Unanimous Consent of Directors.

Unless otherwise provided in the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.13         Reliance upon Records.

Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

Section 3.14         Interested Directors.

A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized. Such director may participate in such meeting and vote on such authorization if the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum.

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Section 3.15         Compensation.

The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity, provided that no such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

ARTICLE 4 OFFICERS

Section 4.1           Elected Officers.

Unless otherwise determined by the Board of Directors, the officers of the Corporation shall consist of the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary and the Treasurer. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board of Directors to hold office until their respective successors shall have been duly elected and qualified, or until death, resignation or removal, as hereafter provided in these By-laws.

Section 4.2           Other Officers.

The Board of Directors may from time to time elect, or the Chief Executive Officer may appoint, such other officers (including one or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these By-laws or as may be prescribed by the Board of Directors or by the Chief Executive Officer. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors or the Chief Executive Officer may delegate for the time being the powers or duties of such officer to any other officer or to any director.

Section 4.3           Term; Resignation and Removal.

Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer's earlier death, resignation or removal. Any officer or agent of the Corporation may resign at any time by giving a written notice of resignation to the Board of Directors, the Chief Executive Officer, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by a vote of the majority of the whole Board, or, except in the case of an officer or agent elected by the Board of Directors, by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

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Section 4.4           Vacancies.

A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office, which shall be vacant in the manner prescribed in these By-laws for the regular election or appointment of such office.

Section 4.5           Chief Executive Officer.

The Chief Executive Officer shall have the general control and management of the business and affairs of the Corporation, under the direction of the Board of Directors. He or she shall have power: (i) to select and appoint all necessary officers and employees of the Corporation except such officers as under these By-laws are to be elected by the Board of Directors; (ii) to remove all appointed officers or employees whenever he or she shall deem it necessary, and to make new appointments to fill the vacancies; and (iii) to suspend from office for cause any elected officer, which shall be forthwith declared in writing to the Board of Directors. The Chief Executive Officer shall have such other authority and shall perform such other duties as may be determined by the Board of Directors.

Section 4.6           President.

The President shall have such authority and perform such duties relative to the business and affairs of the Corporation as may be determined by the Board of Directors or the Chief Executive Officer. In the absence of both the Chairman and the Chief Executive Officer, the President shall preside at meetings of the stockholders and of the directors. If the Board of Directors shall not have elected a Chief Executive Officer, the President shall have such authority and shall perform such additional duties as in these By-laws is provided for the office of Chief Executive Officer.

Section 4.7           Vice Presidents and Assistant Vice Presidents.

Each Vice President and each Assistant Vice President shall have such powers and perform all such duties as from time to time may be determined by the Board of Directors, the Chief Executive Officer, the President or the senior officer to whom such officer reports.

Section 4.8           Secretary.

The Secretary shall record the proceedings of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; shall see that all notices are duly given in accordance with the provisions of these By-laws and as required by law; shall be custodian of the records and the seal of the Corporation and, if necessary or appropriate, affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be determined by the Board of Directors, the Chief Executive Officer or the President.

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Section 4.9           Treasurer.

The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall have such further powers and duties as may be determined from time to time by the Board of Directors, the Chief Executive Officer or the President.

Section 4.10         Assistant Officers.

Any Assistant Secretary or Assistant Treasurer elected or appointed as heretofore provided shall perform the duties and exercise the powers of the Secretary and Treasurer, respectively, in their absence or inability to act, and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, the President, the Secretary or the Treasurer (as the case may be) may from time to time prescribe.

Section 4.11         Compensation.

The compensation of the officers of the Corporation for their services as officers shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may by resolution delegate to the Chief Executive Officer the power to fix compensation of non-elected officers and agents appointed by the Chief Executive Officer. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that such officer is also a director of the Corporation, but any such officer who shall also be a director shall not have any vote in the determination of such officer's compensation.

ARTICLE 5 CONTRACTS AND PROXIES

Section 5.1           Contracts.

Except as otherwise required by law, the Certificate of Incorporation or these By-laws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chief Executive Officer, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors, the Chief Executive Officer, the President or any Vice President of the Corporation may delegate contractual power to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

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Section 5.2           Proxies.

Unless otherwise provided by resolution adopted by the Board of Directors, the Chief Executive Officer, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities or interests in any other corporation or entity, any of whose stock or other securities or interests may be held by the Corporation, at meetings of the holders of the stock or other securities or interests, of such other corporation or entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

ARTICLE 6 INDEMNIFICATION AND INSURANCE

Section 6.1           Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of any other corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 6.2 of this By-law with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Corporation. The Corporation may, by action of its Board of Directors, provide indemnification and advancement to employees and agents of the Corporation with the same scope and effect as the indemnification and advancement of directors and officers provided for in this Article 6.

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Section 6.2           Recovery of Unpaid Indemnification.

If a claim under Section 6.1 of this By-law is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant also shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including the Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.3           Non-Exclusivity of Rights.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this By-law shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.4           Insurance.

The Corporation may as determined by the Board of Directors maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

Section 6.5           Advancement.

The Corporation shall pay the expenses (including attorneys' fees) incurred by a person described in the first sentence of Section 6.1 (an “Article 6 Person”) in defending any such proceeding in advance of its final disposition; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by an Article 6 Person in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Article 6 Person while a director or officer, including, without limitation, service to an employee benefit plan), in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such Article 6 Person to repay all amounts so advanced if it shall ultimately be determined that such Article 6 Person is not entitled to be indemnified under this By-law or otherwise.

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Section 6.6           Amendment or Repeal.

Any amendment or repeal of this Article 6 shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

Section 6.7           Other Sources.

The Corporation’s obligation, if any, to indemnify or to advance expenses to any person who was or is serving at its request as a director or officer of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

ARTICLE 7 STOCK

Section 7.1           Certificates.

The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

Section 7.2           Transfers of Stock.

Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the Chief Executive Officer, President or any Vice President or the Treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

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Section 7.3           Transfer Agents and Registrars.

The Board of Directors or the Chief Executive Officer may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 7.4           Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.

The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE 8 MISCELLANEOUS PROVISIONS

Section 8.1           Fiscal Year.

The fiscal year of the Corporation shall be the calendar year, unless otherwise determined by resolution of the Board of Directors.

Section 8.2           Dividends.

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

Section 8.3           Seal.

The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.4           Form of Records.

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 8.5           Manner of Notice.

Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice to directors may be given by telegram, telecopier, telephone or other means of electronic transmission.

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Section 8.6           Waiver of Notice of Meetings of Stockholders, Directors and Committees.

Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

ARTICLE 9 AMENDMENTS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise. The By-laws may be amended, altered or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in a notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given no less than twenty-four (24) hours prior to the meeting.

Notwithstanding any other provisions of the Certificate of Incorporation or the By-laws of the Corporation and in addition to any other vote required by law, the affirmative vote of the holders of not less than 66 2/3% of the of the voting power of the outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for stockholders to alter, amend or repeal any provision of the By-laws of the Corporation.

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Appendix D

Exhibit [INSERT]

COLORADO DISSENTER’S RIGHTS STATUTE

Part 1. Right of Dissent—Payment for Shares

7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, [FN1] or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

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(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

[FN1] 15 U.S.C.A. § 78a et seq.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

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(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

Part 2. Procedure for Exercise of Dissenters’ Rights

7-113-201. Notice of dissenter’s rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

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7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

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(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

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(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

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(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. Procedure if dissenter is dissatisfied with payment offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

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(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Part 3. Judicial Appraisal of Shares

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

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(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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Appendix E

APPENDIX F

PAYMENT DEMAND FORM

Attention:	Carlyle Gaming & Entertainment Ltd.

501 Fifth Avenue

New York, NY 10017

Attn: Corporate Secretary

Dear Sir or Madam:

The undersigned (the “Shareholder”) elects to exercise such shareholder’s dissenters’ rights under Colorado law with respect to the conversion of Carlyle Gaming & Entertainment Ltd. (the “Company”) from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”).

1. Delivered herewith are the following certificates representing the Shareholder’s shares of common stock, par value $0.001, of the Company (the “Shares”).

Name as it Appears on the Certificate	Certificate Number	Number of Shares

2. Payment for the Shares shall be made to the Shareholder at the following address:

Address:

3. The Shareholder hereby certifies that such shareholder acquired beneficial ownership of the Shares:

☐ before June 25, 2012, the date of the first announcement to the news media or to the Company’s shareholders of the terms of the Reincorporation (the “Announcement Date”).

☐ on or after the Announcement Date.

4. The Shareholder understands and acknowledges that, with respect to the Shares set forth in this payment demand, such shareholder retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the Reincorporation and has only the right to receive payment for the shares after the effective date of the Reincorporation.

Very truly yours,

Date:	Signature of Shareholder

Print Name: